UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 333-152901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY 10577

(Address of principal executive offices) (Zip code)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Name and address of agent for service)

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Alpine

Global Dynamic Dividend Fund

October 31,
2010

Annual Report

Alpine View
October 31, 2010 (Unaudited)

Dear Investor:

Since the September, 2008 collapse of Lehman Brothers in nearly imploded the global financial system in a far reaching credit crisis, investors have understood that the financial markets are in transition, but have been focused on two divergent prospects. Either the world would again descend into financial chaos, or financial normalization would be followed by sustained economic recovery leading to long term growth. Mutual fund flows over the past two years show that some investors have favored the security of U.S. Treasury notes, bonds and gold, while others emphasize the growth opportunities in emerging markets, commodities and industrial metals. Both sets of investors have enjoyed solid returns over both the fiscal year ended October 31, 2010 and since the equity market low point of March 9, 2009. However, recent data and even fund flows have supported the view favoring economic growth. Even though headline figures for U.S. job growth and household formation have remained soft over the past 18 months, global economic data reinforced the trend of the last 6 years, showing a strong growth rate in emerging economies. While many people in developed countries seek a return to the prior economic order of the world, an increasing number of investors and corporations are embracing opportunities to participate in an ongoing reorganization of the global economy.

Crisis Remedies: Past, Present and Future

Opposing outlooks for economic growth have influenced prospective solutions to repairing the economic damage from the crisis, as well as how to safeguard against future failures. However, there has been universal agreement that the principal problems that must be fixed are excessive debt and inadequate stable income. Clearly, income and revenues failed to cover personal, corporate and sovereign debt service, let alone provide for repayment. Since both the solution and future protection can create different winners or losers, various views have been hotly debated, focusing on the nexus of financial, regulatory and monetary mechanisms for both capital markets and governments. As a result, the platform of national debates over the merits of near term austerity versus continued monetary and fiscal stimulus has taken on a political dimension. Budget pressures will continue to force countries to adjust their regulatory, monetary and fiscal structures to match the current prospects for their economy, in light of both aspirations and concerns for the future. Inevitably, many countries will feel compelled to reassess their collective world view regarding the respective roles of both the state and private enterprise in providing for the security, health, education and well being of its populace.

Crisis or near crisis events such as the ‘great recession’ of 2008-2009 are often necessary to initiate such difficult debates. Financial imbalances or weaknesses have been revealed around the world by the credit crises. The dispassionate and free roaming nature of global capital flows highlights distinctions in economic strength and capacity of each country’s markets. This past April, the U.S. was the initial beneficiary of the flight to quality and stability during the depth of the crisis, while Greece became the first sovereign casualty, as its fiscal imbalance created by poor tax collection and imprudent spending could no longer be supported by excessive borrowing. This has spiraled through a fear of contagion within the banking sector and bond markets to other countries around Europe’s core for different local reasons. In addition to financial instability, it has called into question the structure and efficacy of the European Union.

Even in the U.S., we are forced to confront potential imbalances in the entitlement programs which constitute 85% of the U.S. Government’s annual budget, lest our own fiscal shortfalls and long term deficit impair this country’s global standing. Unfortunately, the increased political polarization of our government over the past few decades has prevented our leaders from addressing these issues until now that the structural imbalances have become so critical! High unemployment has reduced incomes in combination with the negative wealth effect from declines in the stock and housing markets, so that tax revenues are lagging far behind government expenditures. As a result, our country’s debt to Gross Domestic Product (GDP) has not been so out of kilter since the end of World War II! Back then, the day was saved by stimulus programs such as the G.I. Bill providing financing for education and housing, the Marshall Plan to rebuild Europe giving us huge export markets, while establishing the National Highway System created jobs and laid the foundation for a mobile and efficient economy. A renewed focus on domestic demand after the war, combined with technological innovation (television and transistors) to create new industries, enabled the U.S. to enjoy a sustained period of growth in incomes and output which helped to reduce deficits and spread middle class wealth during the 1950’s. Thus, we should be mindful of how our country has historically succeeded in similar circumstances, as we debate a future course for the U.S.

Once again, the U.S. stands at a crossroads which could influence the course of future economic activity. This time, European nations have initiated a diet of fiscal austerity, slashing annual budgets by up to 5%. Deficit reduction is viewed as an imperative. However, without off-setting economic stimulus the resultant drag on economic growth could prolong a period of low to negative growth for many of those countries constrained by the monetary and currency inflexibility of a unified Euro. While the U.S. has greater flexibility, the Federal Reserve has become the principal branch of our government currently capable of action to provide stimulus to offset the subpar economic recovery. Through its program of quantitative easing, the Federal Reserve is, in effect, inflating equity values in the stock market to substitute for the deflation of home values over the past four years or so. This appears similar with the Fed’s approach during 2002 and 2003 where low interest rates helped to inflate home values to offset the negative wealth effect of a falling stock market during 2001 and 2002. This movable feast of monetary liquidity may also be fueling the rise of commodity markets just like they did in the spring of 1998. Unlike these prior periods which resulted in medium term “bubbles,” unwinding the Fed’s stimulus will have to be more carefully communicated to the markets and executed. It is also safe to say that the central banks of

Annual Report | October 31, 2010	1

Alpine View
October 31, 2010 (Unaudited)

the world probably have more control over the credit markets than they did in 2006 through 2008 as a result of the decimation of the derivative propelled structures which permitted the securitization machinery of Wall Street to disproportionately influence money supply and fund flows. Thus, we are not overly concerned about the emergence of 1970’s level of inflation on a broad basis.

Ultimately, It’s About Jobs

The just agreed upon extension of Bush-era tax levels, plus other targeted deductions should have a beneficial impact over the next 12-24 months. However, the potential for sustained job growth as a result of productive capital deployment by either business initiatives or government stimulus is uncertain. Historically, one of the greatest economic triumphs of 20th century America has been our capacity to create productive employment. Job growth helped in the assimilation of immigrants, giving common purpose and aligning the melting pot of diverse cultures, experiences and talents that has helped this country to lead the rest of the world. Currently, non-farm payrolls stand at 130.54 million people, down from the peak of 137.95 million in December, 2007. Although slightly higher than the recent low of 129.59 million last December, current payrolls are virtually flat with the number employed (130.53 million) in December, 1999! During Alpine’s fiscal year, the U. S. added an average of +49,000 new jobs per month, which compares poorly with the monthly averages sustained between September, 2003-September, 2007 (+160,000) and March, 1993-March, 2000 (+252,000) when the economy was strong. Meanwhile, our population has continued to grow between 0.9-1.0% per year as the census just reported 9.7% growth over the past decade. While slower than the long term historical rate, this suggests that the monthly job growth must be well over 100,000, just to keep the unemployment rate flat.

It is worth noting one startling trend in terms of overall unemployment. The data suggests that civilians unemployed for greater than 27 weeks (or roughly half a year) have historically stayed below 15% to 20% of all claimants during most recessions and only once exceeded 25% in the early 1980’s. Unfortunately, long term unemployment now accounts for almost 42% of all unemployed. This reflects not only the slow recovery from the most recent downturn, but perhaps a structural mismatch between the skill set of our work force and jobs which are available. It is notable that the gap between unemployed and underemployed (includes part-time or marginally employed but seeking work) has expanded from roughly 3% during 2000 to 2001, to 7 1/2% today. This suggests that people who have lost jobs are not finding employment which matches their prior job history, so they settle for alternative situations. Updated adult education and retraining programs could adapt many of the underemployed if new skills sets can be linked to new jobs.

Over time, Alpine would hope a balanced program tilted toward greater stimulation in the early years to generate jobs with austerity targets focused on later years could provide confidence by benchmarking progress. Furthermore, public private partnerships and long term leasing (30 to 50 years) of highways, bridges, and other infrastructure could accelerate a rebalancing of our nation’s and states’ balance sheets, while adding jobs and enabling future efficiency. Emphasizing capital spending on education, scientific research with a focus on alternative energy sources and healthcare could help the U.S. maintain economic primacy.

Emerging Economies: Fast Forward to the Future

In contrast to the fiscal cash flow and structural deficit problems of the U.S., Europe and Japan, most emerging market countries have benefited from lower indebtedness, higher domestic savings and competitive costs of production. The “Asian Contagion” and “Tequila Crisis” of recent decades, followed by the decline of the internet bubble actually constrained these countries’ banks and financial markets from rewarding excessive risk. Unlike the developed countries which are still fighting a deflationary trend, fast growth has pressured the central banks of Brazil, India, Indonesia and, most recently, China to tighten monetary conditions in order to constrain inflationary pressures. This suggests that they are moving past the recovery phase of the business cycle into a middle period of stable job creation, capacity utilization and wealth creation. Hopefully, the U.S. is only 12-24 months behind the leader’s pace, followed perhaps by Japan and the U.K., while the Euro region may be much further behind in recovery.

It is clear that we are witnessing a two-speed world, where slow recoveries in countries which are facing possible deflation sit in contrast with countries which are reshaping their export-oriented economies to meet the demands of large numbers of upwardly mobile people finally capable of sustaining domestic consumption. Rising local incomes, huge infrastructure expenditures, and growing concerns for the health, welfare and service requirements of expanding middle class consumer populations are creating new jobs to fulfill domestic demand. We do not try to predict the future, but understanding trends is important, and Alpine believes that consumption patterns are evolving rapidly in emerging countries. In 1990, the U.S., Europe and Japan accounted, respectively, for 27%, 34% and 14% of global GDP. By 2008, these geographic contributions were reduced to 24%, 30% and 8%, respectively. All 13% of the aggregate decline in GDP contribution from these countries has been taken up by emerging market output, from 21% in 1990, to 34% today. As a by-product of this trend, emerging market consumption as a share of global private purchases has grown from 17% in 1990 to 27% in 2008, and 29% today. The U.S. was 31% of global consumption in 1990, peaked at 38% in 2002, then slowed to 30% in 2008 and today. Alpine believes the divergence of global growth rates and consumption patterns will likely continue over this next decade.

While direct exposure to emerging countries should be beneficial, many companies in the developed economies are participating in global growth. U.S. companies as diverse as G.M., Procter & Gamble and Pepsi generated over one-third of their sales from emerging markets last year. Global brands are keen to participate as the impact of globalization and technological integration continues to evolve. Historically, such companies enjoyed enhanced productivity and lower cost goods, then the rebalancing of local labor demand,

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Alpine View
October 31, 2010 (Unaudited)

and now a shift in consumption patterns. The prospects of rising domestic wealth suggests investment patterns could shift as well. This has already been felt in the capital markets, but this may well accelerate. The market capitalization of emerging markets in the MSCI World Index in 1990 was 2% and grew to 12% by 2008. Even though the disparity between market capitalization and the shared proportion of both global consumption and GDP has improved, it may be significantly realigned over the next decade as a result of rising domestic investment patterns in addition to international investment flows and economic growth. Thus, capital market participation in the emerging countries will likely continue to grow. This will create investment opportunities for companies in both the developed and emerging markets.

Alas, capital market concerns are not behind the U.S. yet. Debt maturities and sovereign refinancings loom ahead. Nonetheless, the liquidity crisis seems to be in the past. Alpine will continue to focus on both growth and value opportunities for investment. Broad macro themes, be they domestic or global, will be studied; market inefficiencies or perceived mispricing will be analyzed; technological or scientific advancements and innovation of products, processes or methodologies will be understood; while corporate transformations which rework old business models to better function today will be examined. Such levels of research are all part of Alpine’s focus. We will continue to explore varied opportunities for our Funds, and appreciate your interest in discovering and participating in the potential of these investments.

Before closing, I am delighted to introduce shareholders to our new shareholder service provider, administrator and custodian, State Street Corporation and our new transfer agent, Boston Financial Data Services (BFDS). State Street is listed on the New York Stock Exchange with a market capitalization of more than $23 billion. State Street and BFDS are widely regarded for their advanced technological systems, depth of experienced personnel and State Street’s strong global custody network. Alpine believes that by consolidating both our open-end and closed-end funds multiple service providers with one entity, we will be able to ensure a high level of service while minimizing operating costs for the Funds shareholders. The conversion of all accounts and records took place in early December, so do not hesitate to contact info@alpinefunds.com with any questions, comments or concerns. As always, we appreciate your interest and support.

Sincerely,

Samuel A. Lieber

President

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The MSCI World is a stock market index of 1,500 ‘world’ stocks. It is maintained by MSCI Inc., formerly Morgan Stanley Capital International, and is often used as a common benchmark for ‘world’ or ‘global’ stock funds.

An investor cannot invest directly in an index.

These being closed-end funds and do not continuously offer shares.

Annual Report | October 31, 2010	3

Manager Commentary
October 31, 2010 (Unaudited)

Fiscal year 2010 was very challenging for the Alpine Global Dynamic Dividend Fund (AGD) and its strategies. After renewed asset value growth and sustained dividend payout through the first five months of the fiscal year, the Fund encountered a sudden and difficult challenge between April 15th, and May 25th 2010. That challenge was the decline of 8.17% in the value of the Euro currency and the decline of 13.53% in Euro terms for the equity markets in Europe as represented by the Euro STOXX 600 Index, resulting in a decline in US Dollar terms of 21.70% during this period. With a substantial portion of our holdings in high-dividend paying European securities at that time, the Fund was adversely affected with a substantial fall in net asset value and, thus, reduction of dividend paying capacity.

Our response was to reduce the dividend to $0.06 per share per month, an approximate 12% payout on the net asset value prevailing in mid June, 2010. Further, we revised our operating policy to a greater emphasis on achieving capital appreciation in order to restore asset values. Thus, in the final quarter of our fiscal year from 7/30/10 through 10/31/10, we achieved a 9.42% growth in net asset value while sustaining the dividend payout of $0.06 per share per month.

For the full fiscal year ended 10/31/10, AGD’s NAV (Net Asset Value) provided a total return of 11.62% while AGD’s market price produced a negative 14.12% total return including dividend reinvestment. This compares to a 16.52% increase in the S&P 500 Index and 9.80% increase in the STOXX Europe 600 Index in US dollar terms for the same period. The principal reason for the dramatic difference between the performance of the NAV and the stock price is that AGD went from trading at a 31.90% premium to its NAV on 10/30/09 to a 1.48% premium at fiscal year end on 10/31/10. This was in reaction to reduction in the dividend payment for AGD that was announced on June 24th, 2010 and which we will discuss in more detail below.

AGD’s primary objective is high current dividend income, of which more than 50% qualifies for the reduced Federal tax rates (Qualified Dividend Income or “QDI”). We estimate that our QDI at year end will be less than our 50% target, which we will discuss in more detail. Our secondary objective as stated in our prospectus is long-term growth of capital. The Fund may also provide global diversification for our investors, with a targeted 50-80% of our holdings being foreign companies.

During the fiscal year 2010 there have been a number of what we consider to be attractively priced initial public and secondary offerings in which the Fund has participated. AGD has realized substantial short term capital gains in these offerings, which provided a meaningful contribution to the fund’s total return during the reporting period. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider offerings to be attractively priced and available, the Fund may continue to participate in them.

AGD provided a high dividend yield in a still challenging equity income environment

AGD’s NAV had been severely impacted by the global financial crisis and recession in 2008 and 2009 and then again by the European debt crisis in April and May of 2010. From April 1, 2010 through the low on June 7, 2010 the Euro currency declined by over 12% and the S&P 500 Index recorded one of its worst May’s on record with an 8% decline.

The timing of the crisis in Europe was particularly detrimental for AGD since that region has become one of our primary dividend markets, as European companies have traditionally paid out attractive annual dividends during the first half of the year. Also impacting our dividend capture program had been the decline in dividends paid globally as a result of the Great Recession of 2008/09 as well as the decline in liquidity available for our dividend trades. One of our risk management disciplines for dividend capture is sufficient liquidity to allow the fund to exit the holding in case of negative market or company specific news flow during our targeted holding period.

As discussed in our semi-annual letter, this difficult investment environment and the decline in dividends paid globally contributed to the decision to reduce the dividend of the Fund to a level that was viewed to be more in line with market conditions and that would provide greater flexibility for the NAV to appreciate if market conditions improved. A number of factors were considered before making this decision, including uncertain equity prospects, particularly in the Fund’s then largest dividend region in Europe, equity liquidity, volatility, level of assets in the Fund, and the dividend yield of the Fund.

The regular monthly distribution for AGD was reduced to $0.06 per share versus the previous distribution rate of $0.11. Annualized, the new dividend rate of $0.72 per share represents a dividend yield of 10.53% on AGD’s closing price of $6.84 per share on 10/29/10, and a dividend yield of 10.68% on AGD’s closing NAV of $6.74 per share. During fiscal 2010, the Fund distributed total dividends of $1.183 per share, representing a trailing twelve-month dividend yield of 17.55% based on the Fund’s NAV at fiscal year end.

Since inception on July 26, 2006, AGD has paid a total of $7.30 per share in earned dividend income. Since the dividend reduction on 6/24/10, AGD’s NAV has appreciated by 15.92% including dividend reinvestment through fiscal year end 10/30/10 versus 10.94% for the S&P 500 Index and 20.57% for the STOXX Europe 600 Index as global equity markets rebounded from the 52-week lows hit in early July 2010.

AGD posted a solid total return in fiscal 2010 despite the mid-year collapse of European markets

While we are encouraged by our total return performance since the dividend cut in late June, the Fund’s results lagged the broader U.S. indices for the full fiscal year 2010 due to its international exposure and specifically in our European equities. We have continued to find

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Manager Commentary
October 31, 2010 (Unaudited)

attractive growth opportunities and significantly larger dividend payouts overseas than in the U.S. The U.S. is one of the lowest yielding countries in the group of G20 nations with a 1.94% current dividend yield for the S&P 500 Index versus for example 4.02% for Australia, 3.63% in France, 3.32% in Britain and 3.24% in Brazil for the 12 month period ending 10/31/10. In addition, we expect economic growth in many emerging markets to be substantially higher than the 2.6% - 3.5% Gross Domestic Product (GDP) growth forecasted for the U.S. in 2011 while also receiving attractive dividends. Therefore, we have invested a significant portion of AGD’s assets in overseas markets to help achieve our goal of high dividends and capital appreciation in comparison to the S&P 500 Index and most of our equity income peers.

As of 10/31/10, the Fund had invested 62.4% of net assets in companies based in 24 different countries and 33.9% of its value in domestic U.S. companies, with 3.7% in cash and equivalents. At fiscal year end the Fund had 28.9% of the portfolio invested in emerging market countries including Brazil, India, China, South Korea, South Africa, and Russia. Following the United States, our current top five countries are Brazil, Sweden, Canada, Japan, and India. The average dividend yield for the major indices in these five countries, for the 12 month period ending 10/31/10, is currently 2.29% versus the average dividend yield on the S&P 500 Index of 1.94%.

The global equity markets were hit in the first half of 2010 by the sovereign debt crisis in Europe and the slowing of the global growth engine of the Chinese economy. Unfortunately, the timing of these issues and subsequent market correction in April and May occurred when we had our highest dividend capture opportunities in the European region. We ended April 30th with about 23% of net assets invested in Europe, so the Fund was particularly hard hit at the end of fiscal first half 2010 by the Euro decline. During the same time, the U.S. markets outperformed as investors looked for relative safety in the U.S. dollar and the U.S. economy.

Given the continued uncertain outlook that still remains for the Euro region, we have diversified our exposure in the region away from companies with Euro denominated currencies. On 10/31/10, approximately 19.3% of the Fund’s assets were invested in Europe, but only 5.7% in Euro denominated currencies, with the rest being in Sweden, Switzerland, Norway, Russia, Denmark and the UK. We did hedge a portion of our currency exposure in Europe as a result of the crisis and we continue to diversify the portfolio globally with investments in Asia, South America, and Australia. While the currency hedges had a negative impact on total return, the losses on these hedges were offset by currency gains in equity positions in these currencies held by the Fund.. Our dividend capture strategy tends to be seasonally focused in Europe in the spring Our recently lowered dividend payment does provide more flexibility and we will assess increasing our investment in that region at that time based on market conditions.

The global equity markets have reversed their declines since their mid-year lows, with international markets outperforming the U.S. This is a reflection of the stabilizing of the crisis in European debt as the ECB stepped in and provided funding for the troubled EU nations, Chinese GDP growth reaccelerating, and the Fed in the U.S. announcing its willingness for additional quantitative easing to support U.S. economic growth. AGD has returned to a period of outperformance at NAV relative to the S&P 500 Index since its 52-week low on July 1, 2010 through fiscal year end October 31, 2010, with a 20.72% total return for AGD’s NAV versus 15.90% for the S&P 500 Index.

Portfolio Construction Illustrated by Top Ten Holdings

Throughout fiscal 2010, it remained challenging to balance our portfolio in an attempt to continue to provide a high level of current income while also investing our assets for capital appreciation. We will continue to scan the globe searching for attractive dividend investment opportunities for our investors within these volatile markets. And we will continue to execute on our goals with our three research-driven investment strategies in an effort to maximize the amount of our earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation. The following sections focus on these strategies using out top ten holdings as examples. The top ten holdings in AGD constituted 24.77% of assets as of 10/31/10.

Our “Dividend Capture Strategy” seeks to enhance the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in high dividend stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We then look to enhance our dividend return by rotating a portion of our high yielding holdings after receiving the dividend. Our increased rotation strategy has, while increasing the available yield, also reduced the amount of dividend income to be eligible for the reduced 15% Federal dividend tax rate. QDI tax benefits have recently been extended by Congress through December 31, 2012. As a result, we will continue to pursue the Fund’s primary objective of high current dividend income that qualifies for the reduced federal tax rates on dividend.

As mentioned earlier, our dividend capture strategy was negatively impacted during fiscal 2010 by the European debt crisis in April and May 2010 which resulted in a sharp decline in our dividend capture trades in the region during that time. In addition, continuing depressed levels of dividends and liquidity has also made our dividend capture strategy more challenging in fiscal 2010. However, we are encouraged to see companies beginning to raise dividends globally as the economy has improved, credit markets are open, and balance sheets are strong. In addition, the number of special dividends that we participated in fiscal 2010 rebounded from the depressed levels experienced in 2008 and 2009 as companies distributed some of their record cash levels ahead of potential dividend tax hikes in the U.S. in 2011. AGD participated in a total of 47 special dividends in fiscal 2010 versus about 60 in fiscal 2007, 30 in fiscal 2008 and 16 in fiscal 2009.

Annual Report | October 31, 2010	5

Manager Commentary
October 31, 2010 (Unaudited)

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and/or predictable earnings streams that should support additional future dividend increases. We feel several of our top ten holdings are industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts. These include ITC Holdings, Hypermarcus, JM, Estacio, and Global Dairy Holdings.

Our top holding by weight in the Fund at year end 10/31/10 was ITC Holdings (ITC), based in Michigan. It is the largest U.S. independent electric transmission company with 15,000 miles of transmission lines that span five Midwestern states. As the only pure-play transmission company in the U.S., we believe that ITC is well positioned to participate in the upgrade of the nation’s electric grid, a key priority for the Obama administration. ITC raised its dividend by 4.7% in 2010 and generated a 2.2% dividend yield as of 12/16/10. It is forecasted to possibly deliver 20% compound annual earnings per share growth in the next several years thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plan. ITC provided a 43.91% total return for AGD in fiscal 2010.

Another top 10 position by weight on 10/31/10 was Hypermarcas SA (HYPE3 BZ), which as the largest independent consumer products company in Latin America and offers an excellent way for investors to participate in the secular growth story of the emerging market consumer. Hypermarcas sells more than 200 brands of personal care and cosmetics, pharmaceutical, home care, and food products to wholesalers and retailers throughout Brazil. HYPE3 is estimated to produce a 25% compound annual growth in its earnings per share from 2010 through 2014 and is forecasted to initiate a 1% dividend yield in early 201, which is expected to grow strongly with the growth in earnings. Hypermarcas was a top performer in the Fund with a 65.89% total return for the year ended 10/31/10.

Our best performing holding in the top 10 largest positions at fiscal year end was the Swedish homebuilder JM AB, with a total return of 80.74% in fiscal 2010. Based in Stockholm, JM manages and constructs residential and commercial buildings primarily in Sweden but also owns properties in Norway, Belgium, and Portugal. The company has benefitted by strong employment growth in Sweden, low interest rates, and solid population growth and its production starts scheduled to increase in 2011 and 2012. The company is forecasted to see earnings double within two years with housing starts and margins expected to rebound following the decline in construction which occurred in 2007 through 2009. JM provided a 1.7% dividend yield as of 12/16/10 which is expected to increase in 2011.

One of our top 10 largest holdings operates in Brazil where we see very attractive growth and income opportunities. Estacio Participaceoes SA (ESTC3 BZ), based in Rio De Janeiro, is one of the largest providers of post-secondary education services in Brazil with a network of University campuses and various on-line degree programs. Estacio has benefitted from rising demand for higher education in Brazil on the strength of their emerging middle class and a young and upwardly mobile population. The company is growing organically and through acquisitions and is seeing margin expansion and improvements in profitability. This is forecasted to drive compound annual earnings growth of over 30% over the next several years plus the company offers a current 1.5% dividend yield as of 12/16/10 that is positioned to grow with earnings over time. Estacio provided a 62.06% total return for AGD in fiscal 2010.

Lastly, in the consumer staples sector a top growth and income holding in AGD and one of our top 10 holdings by weight at fiscal year end was Global Dairy Holdings Ltd (1007 HK). Global Dairy produces and sells milk products in China. The company went public right at the end of our fiscal year on the strength of the outlook for milk and baby formula products throughout the millions of emerging consumers in China. The stock has taken a hit on concerns about tainted milk, but Global Dairy is focused on high quality controls and the government has instituted a variety of safety measures to increase consumer confidence. We are positive on the long term outlook for the company but we reduced our holdings to a smaller position after fiscal year end. The stock provided a negative 12.17% return for the Fund in fiscal 2010.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our research points to under-valued or mis-priced companies with, in our opinion, attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or corporate action that is expected to add value. With many companies having responded to the global recession with significant corporate restructurings and are still trading at discounted valuations, it is not surprising to find several of our top 10 holdings in this strategy including Seadrill, KKR & Co., Hyundai Motor, Marubeni Corp., and Atlas Copco.

Our largest holding in the value/restructuring strategy on 10/31/10 and a top 10 position by weight was Seadrill, which provided AGD with a total return of 54.92% for the 2010 fiscal year. Seadrill Ltd. (SDRL NO), based in Bermuda and traded in Norway, is Europe’s largest offshore driller. Its aggressive newbuild program and acquisition strategy has given it one of the world’s youngest fleets. Seadrill is a leader in the high-growth and technologically advanced deepwater and ultra-deepwater rig markets which are experiencing strong demand in regions like Brazil, West Africa, and the Gulf of Mexico as oil is getting harder to find and exploration is moving further out to sea. The company reinstated its quarterly dividend in November 2009, providing what we feel is a very attractive current annual dividend yield of 8.0% and yet the stock is trading at less than 10 times forward earnings as of 12/16/10.

In the financial sector, we believe an attractive value holding is KKR & Co. Based in New York, KKR is one of the world’s oldest and

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Manager Commentary
October 31, 2010 (Unaudited)

largest private equity investment firms with over $50 billion of assets under management. While 75% of KKR’s assets are in its core private equity funds, the firm is expanding its product offerings into asset management and capital markets, for example recently hiring the proprietary trading team from Goldman Sachs as the base for its equity long/short business. With the rebound in global equity markets and improved capital conditions, we believe private equity should be poised for recovery both in terms of new investments and exit strategies, and KKR has over $13 billion of capital to deploy. The stock offered a 4.5% dividend yield as of 12/16/10 and provided AGD with a total return of 18.40% in fiscal 2010.

Our top value holding in the consumer discretionary sector and a top 10 holding by weight with a 76.46% total return in fiscal 2010 was Hyundai Motor Company (005380 KS). Based in Seoul, Hyundai is the largest auto maker in Korea. It also owns 38% of KIA Motors, which combined have over 80% of the domestic Korean market and are the world’s fifth-largest auto manufacturer. Hyundai has reaped the benefits of its global expansion strategy started in 2002 and quality improvements have helped it gain overall share, particularly from Toyota, in its key China, India and US markets. Auto demand is rebounding from the depressed levels of 2008/9 and secular growth is occurring in Asia and other emerging markets. Hyundai currently trades at less than 9 times forward earnings as of 12/16/10, which is a deep discount to its Japanese and European peers and its historical peak.

In the industrial sector, our largest value holding on 10/31/09 and a top 10 position by weight was Marubeni Corp. (8002 JP), which is a diversified conglomerate based in Tokyo. Marubeni’s main businesses include energy, metals and minerals, forest products, agriculture, chemicals, transportation machinery, and power/infrastructure. The focal points for growth over the next several years are in its expanded production opportunities in copper plus strong outlooks for its coal, oil, gas, nuclear power and grains businesses. We believe Marubeni’s valuation looks attractive based on expectations of a strong turnaround in profits yet the stock is trading at less than 7 times forward earnings and 1 times book value plus a 1.9% dividend yield as of 12/16/10. The stock provided a 19.02% total return in fiscal 2010.

Also in the industrial sector and a top 10 holding by weight and a top performing stock in fiscal 2010 with a 77.40% total return was Atlas Copco AB (ATCOA SS). Based in Sweden, Atlas Copco is a global industrial conglomerate that manufactures air compressors and generators, construction and mining equipment, and industrial power tools to various industries including mining, auto, construction, manufacturing and utilities. The company has benefitted from strong growth in global industrial production as its products are sold and rented under different brands through a worldwide service network in 150 countries. In addition, a high percentage of revenues were derived from aftermarket business which offered strong cash flows and greater earnings resilience than many of its peers. The stock offered a current 1.8% dividend yield as of 12/16/10 which we believe should rise in 2011 with earnings growth.

Dividend Investors Should Still Benefit from QDI

The investment process for AGD has not changed and the Fund intends to continue generating dividend payouts consisting of net investment income. However the dividend cut allows for a more balanced approach for high dividend income plus capital appreciation within our three sub strategies: Dividend Capture, Growth and Income, and Value with a Catalyst. Historically, a significant portion of the Fund’s dividends had been comprised of income benefiting from lower federal tax rates, called Qualified Dividend Income or QDI, which requires a minimum holding period of 61-days. In order for AGD to maintain its current dividend level during these difficult market conditions, the Fund utilized a more rapid rotation of holdings in its dividend capture program. This is reflected in the substantial increase in our portfolio turnover for the Fund from over 300% in fiscal 2008 to just over 400% in fiscal 2010. The result of our reduced holding period in our dividend capture portfolio has been a decline in the percentage of QDI distributable by the Fund. We will not have a final QDI percentage for 2010 until the end of the tax year. However at this time we estimate that less than 25% of income distributed in calendar year 2010 will be QDI. This is only an estimate and the actual amount may be higher or lower at year end. The QDI tax benefits have been recently extended by Congress through December 31, 2012. At this time it is our intention to return the Fund to its goal of more than 50% of income qualifying as QDI subject to market conditions.

We do not expect any material capital gains tax implications from our increased turnover due to a substantial amount of tax loss carry-forwards. The escalation of our portfolio turnover naturally increased our aggregate transaction expenses. We have also utilized leveraged total return equity swap transactions in the Fund to gain efficiencies and reduce transactional costs associated with the increased rotation in its international holdings. The implied leverage in the swaps increased volatility in the trade; however, we mitigated the risk by having generally short holding periods in the swap transaction. While the income from these swaps does not qualify for QDI, their use was limited to transactions shorter than 61 days which were not otherwise eligible for QDI. With a normalized turnover, the Fund is expected to achieve its QDI objectives.

Outlook for 2011: We remain positive on global growth and dividends, but volatility will remain

We believe that a global economic recovery is still solidly in place heading into 2011 following the Great Recession of 2008/09 and the economic rebound experienced in 2010. We remain particularly optimistic about tapping opportunities to invest in growth in emerging markets like Brazil and China where strong employment and wage growth is helping to propel millions of people each year from a subsistence existence to an emerging consumer of everything from durable goods to discretionary items to healthcare. Brazil is also benefiting from large infrastructure spending in its energy sector in addition to stimulus provided by hosting the soccer World Cup games in 2014 and the summer Olympics in 2016. The International Monetary Fund (IMF) forecasts China will grow far

Annual Report | October 31, 2010	7

Manager Commentary
October 31, 2010 (Unaudited)

faster than the rest of the world for the next five years, with approximately 10% compound annual GDP growth on average through 2014 compared to 6% for all emerging nations like Brazil and 2.5% for the developed markets.

As we look into 2011, we also expect continued volatility in equity markets as many countries in Europe face austerity measures to curb sovereign debt concerns and as the U.S. economy is struggling with sluggish economic growth and stubbornly high unemployment. However, companies in the U.S. and around the world are expected to produce continued attractive corporate profit growth in 2011 based on solid demand trends, margin expansion, and productivity initiatives. In addition, corporate balance sheet quality is at all time highs and companies are sitting on record amounts of cash which should support capital growth initiatives, mergers and acquisitions, and the return of cash to shareholders via share buybacks and dividend increases.

The U.S. Federal Reserve initiating additional quantitative easing and the potential for the extension of tax benefits in 2011 should also help to increase CEO confidence and support U.S. economic growth, even as consumer confidence is still impacted by depressed housing and employment markets. The consensus S&P 500 earnings are forecasted to grow 13% in 2011 on U.S. GDP growth estimated at 3.0% in 2011 according to Credit Suisse research. Based on this earnings outlook, we believe equity valuations still appear attractive relative to historical averages and particularly relative to bonds, which should support capital flows into equities.

Over the long term, we continue to remain optimistic that dividend stocks will attract increasing amounts of capital as investors around the world search for income. With many companies sitting on record amounts of cash and corporate profits at all time highs, we are hopeful that dividend increases will occur in 2011 and beyond. In addition, as global demographics point to an aging population in the industrialized world, these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. We see dividend income as an attractive investment opportunity for this increasingly large population of retirees, particularly if interest rates rise and bond valuations suffer. In summary, we see both opportunities and risks in 2011. Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning the globe for undervalued opportunities and high quality cash flow generators. We are confident that we should be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio.

Thank you for your support of the Alpine Global Dynamic Dividend Fund. We look forward to more prosperous years in 2011 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky

Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The letter represents the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of a variety of factors including those related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or due to other factors such as a rise in interest rates, for example.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

8	www.alpinecef.com

Manager Commentary
October 31, 2010 (Unaudited)

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

This is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Diversification does not assure a profit or protect against loss in a declining market.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Dividend Yield – The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Lipper Averages are compiled by Lipper, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives.

Lipper rankings are based on Global Dynamic return and do not include the effect of a sales charge. Rankings are only for the classes listed. Rankings of other classes will vary.

The S&P 500 Financial Select Sector Index (IXM) is a modified cap-weighted index that is intended to track the movements of companies that are components of the S&P 500 and are involved in the development or production of financial products. This index serves as the benchmark for the Financial Select Sector SPDR Fund XLF.

The STOXX Europe 600 (Price) Index is a broad based capitalization-weighted index of European stocks designed to provide a broad yet liquid representation of companies in the European region. The equities use free float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index uses float shares.

One cannot invest directly in an index.

These being Closed-end funds and do not continuously offer shares

Annual Report | October 31, 2010	9

Manager Commentary
October 31, 2010 (Unaudited)

PERFORMANCE(1) As of October 31, 2010
	Ending Value as of 10/31/10	Six Month	One Year	Since Inception(2)(3)(4)
Alpine Global Dynamic Dividend Fund | NAV	$6.74	1.92%	11.62%	(7.99%)
Alpine Global Dynamic Dividend Fund | Market Price	$6.84	(33.24%)	(14.12%)	(8.71%)
S&P 500		0.74%	16.52%	0.52%
STOXX 600			9.80%	6.89%

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on July 26, 2006.
(3)	Annualized.
(4)	IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalisation companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO DISTRIBUTIONS*	TOP TEN HOLDINGS*
	ITC Holdings Corp.		2.8%	United States
	Seadrill, Ltd.		2.6%	Norway
	Hypermarcas SA		2.4%	Brazil
	KKR & Co. LP		2.3%	United States
	Hyundai Motor Co.		2.3%	South Korea
	Marubeni Corp.		2.1%	Japan
	JM AB		2.1%	Sweden
	Atlas Copco AB, Class A		2.0%	Sweden
	Estacio Participacoes SA		2.0%	Brazil
	Global Dairy Holdings, Ltd.		1.9%	China
	Top 10 Holdings		22.5%
	TOP FIVE COUNTRIES*
	United States	33.9%
	Brazil	16.2%
	Sweden	5.9%
	Canada	4.8%
	Japan	4.0%

*	As a percentage of net assets

Portfolio holdings and distributions are subject to change and are not recommendations to buy and sell any security.

10	www.alpinecef.com

Manager Commentary
October 31, 2010 (Unaudited)

REGIONAL ALLOCATION* As of October 31, 2010

* As a percentage of net assets, excluding any short-term investments.

NAV, MARKET PRICE, AND TOTAL RETURN Year Ended October 31, 2010

(1)

Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total return on market price reflects a $20.00 opening IPO price per share for the year ending October 31, 2010. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested.

Annual Report | October 31, 2010	11

Report of Independent Registered Public Accounting Firm
October 31, 2010

To the Shareholders and Board of Trustees of

Alpine Global Dynamic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of Alpine Global Dynamic Dividend Fund (the “Fund”) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Dynamic Dividend as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

December 30, 2010

12	www.alpinecef.com

Schedule of Portfolio Investments
October 31, 2010

Description	Shares	Value (Note 1)

COMMON STOCKS (96.5%)
Australia (3.4%)
BHP Billiton, Ltd. - ADR	16,100	$1,329,699
Coal of Africa, Ltd.*	1,993,528	2,755,124
WorleyParsons, Ltd.	76,700	1,724,263

		5,809,086
Austria (0.4%)
EVN AG	39,246	623,247

Brazil (16.2%)
Anhanguera Educacional Participacoes SA	137,214	2,679,236
Brasil Insurance SA*	1,700	1,349,762
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference A Shares	66,400	2,606,716
Estacio Participacoes SA	220,500	3,280,980
Guararapes Confeccoes SA	16,600	868,906
Hypermarcas SA*	248,828	4,112,255
Julio Simoes Logistica SA*	236,350	1,249,654
Marisa Lojas SA	50,600	815,409
Mills Estruturas e Servicos de Engenharia SA*	238,500	2,882,535
MRV Engenharia e Participacoes SA	240,300	2,338,978
Multiplus SA	133,088	2,230,788
PDG Realty SA Empreendimentos e Participacoes	195,496	2,420,273
Totvs SA	4,400	399,294

		27,234,786
Canada (4.8%)
Cline Mining Corp.*	468,700	1,236,203
Grande Cache Coal Corp.*	400,900	2,751,544
HudBay Minerals, Inc.	81,300	1,283,390
Teck Resources, Ltd., Class B	61,215	2,738,759

		8,009,896
China (3.9%)
China Suntien Green Energy Corp., Ltd., Class H*	2,561,000	862,340
Global Dairy Holdings, Ltd.*	6,500,000	3,228,511
Shenguan Holdings Group, Ltd.	850,937	1,108,784
Springland International Holdings, Ltd.*	1,604,000	1,349,212

		6,548,847
Denmark (1.7%)
FLSmidth & Co. A/S	28,100	2,076,781
Pandora A/S*	14,891	722,581

		2,799,362
Finland (1.4%)
Kone Oyj.	27,000	1,446,784
Nokian Renkaat Oyj.	24,100	835,210

Description	Shares	Value (Note 1)

Finland (continued)
Outotec Oyj.	2,894	$135,096

		2,417,090
France (0.3%)
Technip SA	6,700	563,143

Germany (1.3%)
Fresenius Medical Care AG & Co.	34,400	2,194,258
Kontron AG	1,800	17,489

		2,211,747
Greece (1.0%)
Navios Maritime Holdings, Inc.	272,435	1,631,886

Hong Kong (1.8%)
Lumena Resources Corp.(1)	2,320,400	877,119
XTEP International Holdings, Ltd.	2,498,024	2,075,443

		2,952,562
India (3.9%)
Gujarat NRE Coke, Ltd.	2,293,500	3,190,508
Mahindra & Mahindra, Ltd.	108,000	1,783,671
Shree Renuka Sugars, Ltd.	807,600	1,646,104

		6,620,283
Indonesia (0.8%)
Indofood CBP Sukses Makmur TBK PT*	2,022,300	1,289,747

Ireland (0.8%)
Covidien PLC	35,200	1,403,424

Israel (1.3%)
Teva Pharmaceutical Industries, Ltd. - ADR	41,024	2,129,146

Japan (4.0%)
Marubeni Corp.	571,400	3,592,996
Mitsubishi Corp.	130,300	3,133,224

		6,726,220
Netherlands (0.5%)
Imtech NV	25,400	853,395

Norway (2.6%)
Seadrill, Ltd.	147,100	4,455,749

Russia (0.9%)
Mechel -Preference Sponsored - ADR	190,800	1, 503,504

South Africa (0.9%)
Northam Platinum, Ltd.	221,700	1,533,385

Annual Report | October 31, 2010	13

Schedule of Portfolio Investments
October 31, 2010

Description	Shares	Value (Note 1)

South Korea (2.3%)
Hyundai Motor Co.	25,300	$3,822,262

Sweden (5.9%)
Atlas Copco AB, Class A	158,500	3,312,539
Byggmax Group AB*	169,273	1,362,111
JM AB	165,000	3,581,775
Nobia AB	214,400	1,669,069

		9,925,494
Switzerland (1.3%)
Nestle SA	39,600	2,169,036

United Kingdom (1.2%)
Reckitt Benckiser Group PLC	36,600	2,047,343

United States (33.9%)
Apache Corp.	24,131	2,437,714
Avon Products, Inc.	50,263	1,530,508
Cinemark Holdings, Inc.	96,876	1,700,174
Cliffs Natural Resources, Inc.	25,900	1,688,680
Freeport-McMoRan Copper & Gold, Inc.	28,000	2,651,040
Goldman Sachs Group, Inc.	5,019	807,808
Healthcare Services Group, Inc.	93,221	2,240,101
Hewlett-Packard Co.	60,094	2,527,554
Intel Corp.	73,528	1,475,707
International Business Machines Corp.	17,646	2,533,966
ITC Holdings Corp.	75,854	4,749,219
Johnson Controls, Inc.	51,403	1,805,273
JP Morgan Chase & Co.	62,104	2,336,973
KKR & Co. LP	311,431	3,948,945
MeadWestvaco Corp.	10,437	268,544
Meridian Bioscience, Inc.	60,800	1,391,712
Microchip Technology, Inc.	50,348	1,620,199
Microsoft Corp.	91,559	2,439,132
The Mosaic Co.	26,438	1,934,204
Norfolk Southern Corp.	27,562	1,694,787
Occidental Petroleum Corp.	35,467	2,788,770
Och-Ziff Capital Management Group LLC, Class A	134,387	1,984,896
PPL Corp.	53,709	1,444,772
Schlumberger, Ltd.	38,780	2,710,334
The TJX Cos., Inc.	35,434	1,626,066
United Technologies Corp.	31,672	2,368,115
Walter Energy, Inc.	25,557	2,247,994

		56,953,187
TOTAL COMMON STOCKS (Identified Cost $129,496,779)		162,233,827

Description	7 Day Yield	Shares	Value (Note 1)

SHORT TERM INVESTMENTS (0.0%)(2)
Federated Treasury Obligations Money Market Fund 0.014%		196	$196

TOTAL SHORT TERM INVESTMENTS (Identified Cost $196)			196

TOTAL INVESTMENTS (96.5%) (Identified Cost $129,496,975)			162,234,023

TOTAL OTHER ASSETS LESS LIABILITIES (3.5%)			5,954,880

NET ASSETS (100.0%)			$168,188,903

*	Non-income producing security.
(1)	Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees.
(2)	Less than 0.05% of Net Assets.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipts

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

Inc. - Incorporated

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Oyj. - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Company

PT - equivalent to Public Limited Company in Indonesia

SA - Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

14	www.alpinecef.com

Statement of Assets and Liabilities
October 31, 2010

ASSETS

Investments, at value(1)	$162,234,023
Foreign currency, at value(2)	368,090
Unrealized appreciation on forward currency contracts	685,518
Receivable for investment securities sold	13,218,908
Receivable for capital shares purchased	103,149
Dividends receivable	2,364,613
Deposit with broker on total return swap contracts	790,000
Prepaid and other assets	6,775

Total Assets	179,771,076

LIABILITIES

Loan payable	4,826,000
Interest on loan payable	5,835
Payable for investment securities purchased	4,719,835
Unrealized depreciation on forward currency contracts	1,689,056
Accrued expenses and other liabilities:
Investment advisory fees	129,862
Administrative fees	25,479
Trustee fees	16,000
Officer fees	4,566
Other	165,540

Total Liabilities	11,582,173

Net Assets	$168,188,903

NET ASSETS REPRESENTED BY

Paid-in-capital	$466,627,862
Undistributed net investment income	6,661,547
Accumulated net realized loss on investments, swap contracts and foreign currency	(337,033,139)
Net unrealized appreciation on investments and foreign currency translations	31,932,633

Net Assets	$168,188,903

Net asset value
Net assets	$168,188,903
Shares of beneficial interest issued and outstanding	24,964,764
Net asset value per share	$6.74

(1) Total Cost of Investments	$129,496,975
(2) Total Cost of Foreign Currency	$328,688

See Notes to Financial Statements.

Annual Report | October 31, 2010	15

Statement of Operations
For the Year Ended October 31, 2010

INCOME

Dividends*	$24,517,220
Interest	1,089

Total Income	24,518,309

EXPENSES

Interest on loan	111,072
Investment advisory fee	1,689,765
Administrative fee	300,001
Audit and tax fees	75,987
Custodian fees	144,061
Officer fees	20,514
Insurance fees	3,061
Legal fees	55,557
Printing fees	89,734
Trustee fees	64,000
NYSE fees	25,864
Miscellaneous fees	45,123

Total Expenses	2,624,739

Net Investment Income	21,893,570

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY
Net realized loss on investments:
Securities transactions	(21,381,221)
Swap contracts	(2,762,168)
Foreign currency transactions	(580,119)

Net realized loss on investments	(24,723,508)

Change in net unrealized appreciation/(depreciation) of:
Investments	26,624,871
Foreign currency translations	(1,112,858)

Net unrealized appreciation of investments	25,512,013

Net realized/unrealized gain on investments, swap contracts and foreign currency	788,505

Net Increase in Net Assets Resulting from Operations	$22,682,075

*Net of foreign taxes withheld	$1,725,435

See Notes to Financial Statements.

16	www.alpinecef.com

Statements of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
OPERATIONS

Net investment income	$21,893,570	$40,695,633
Net realized gain/(loss) on investments:
Securities transactions	(21,381,221)	(105,383,066)
Swap contracts	(2,762,168)	1,255,365
Foreign currency transactions	(580,119)	(566,432)
Net change in unrealized appreciation/(depreciation) of:
Investments	26,624,871	73,369,314
Foreign currency translations	(1,112,858)	10,546,691

Net increase in net assets resulting from operations	22,682,075	19,917,505

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(29,402,622)	(38,191,687)

Net decrease in net assets resulting from distributions to shareholders	(29,402,622)	(38,191,687)

CAPITAL SHARE TRANSACTIONS

Common stock issued to shareholders from reinvestment of dividends	1,994,687	3,575,992

Net increase in net assets derived from capital share transactions	1,994,687	3,575,992

Net Decrease in Net Assets	(4,725,860)	(14,698,190)

Net Assets
Beginning of year	172,914,763	187,612,953

End of year*	$168,188,903	$172,914,763

*Including undistributed net investment income of:	$6,661,547	$6,789,984

See Notes to Financial Statements.

Annual Report | October 31, 2010	17

Financial Highlights
(For a share outstanding throughout the period)

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Period Ended October 31, 2006 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$6.99	$7.74	$23.40	$20.24	$19.10

Income/(loss) from investment operations:
Net investment income	0.88	1.67	2.44	2.25	0.51
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	0.05	(0.86)	(14.59)	3.13	0.97

Total from investment operations	0.93	0.81	(12.15)	5.38	1.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(1.18)	(1.56)	(2.04)	(2.22)	(0.30)
From net realized gain on investments	–	–	(1.47)	–	–

Total distributions	(1.18)	(1.56)	(3.51)	(2.22)	(0.30)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	–	–	–	–	(0.04)

Total capital share transactions	–	–	–	–	(0.04)

Net asset value per share, end of period	$6.74	$6.99	$7.74	$23.40	$20.24

Per share market value, end of period	$6.84	$9.22	$8.79	$24.05	$21.51

Total return based on:
Net Asset Value(2)	11.62%	12.13%	(59.29)%	27.64%	7.55%
Market Value(2)	(14.12)%	30.23%	(55.01)%	23.44%	9.16%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$168,189	$172,915	$187,613	$554,824	$475,664
Ratio of total expenses to average net assets	1.55%	1.54%	1.40%	1.26%	1.25%(3)
Ratio of total expenses excluding interest expense to average net assets	1.49%	1.51%	1.32%	–	–
Ratio of net investment income to average net assets	12.96%	25.51%	15.30%	10.05%	10.32%(3)
Portfolio turnover rate	408%	650%	301%	185%	55%(4)

Borrowings at End of Period
Aggregate Amount Outstanding (000)	$4,826	$12,090	N/A	N/A	N/A
Asset Coverage Per $1,000 (000)	$35,851	$15,302	N/A	N/A	N/A

(1)	For the period from July 26, 2006 (inception of the fund) to October 31, 2006.
(2)

Total investment return is calculating assuming a purchase of a common share at the opening price on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and a sales load of $0.90 per share for the period ended October 31, 2006. Dividends and distributions, if any are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not Annualized. Portfolio turnover rate does not reflect total return swap transactions. (See Note 2 Under Notes to Financial Statements)

See Notes to Financial Statements.

18	www.alpinecef.com

Notes to Financial Statements
October 31, 2010

1. ORGANIZATION:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to July 26, 2006 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD”.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained

Annual Report | October 31, 2010	19

Notes to Financial Statements
October 31, 2010

from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Alpine Global Dynamic Dividend Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1**	Level 2**	Level 3	Total

Common Stocks	$160,006,946	$2,226,881	$–	$162,233,827
Short Term Investments	196	–	–	196

Total	$160,007,142	$2,226,881	$–	$162,234,023

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Assets
Forward Contracts	$–	$685,518	$–	$685,518
Liabilities
Forward Contracts	–	(1,689,056)	–	(1,689,056)

TOTAL	$–	$(1,003,538)	$–	$(1,003,538)

*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments

**

During the year ended October 31, 2010 there were no significant transfers between Level 1 and Level 2 securities A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Security Transactions and Investment Income: Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment

20	www.alpinecef.com

Notes to Financial Statements
October 31, 2010

company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

The Fund has no material uncertain tax positions and has no unrecognized tax benefits as of October 31, 2010. Since its inception, the Fund has not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended October 31, 2007 through October 31, 2010.

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund did not hold any total return swaps as of October 31, 2010.

During the year ended October 31, 2010, the Fund entered into approximately 95 total return swap agreements with a total notional amount of $117,157,090 and recorded a net realized loss of $2,762,168 on the Statement of Operations related to investments in total return swaps.

Annual Report | October 31, 2010	21

Notes to Financial Statements
October 31, 2010

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold any equity-linked structured notes at October 31, 2010.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

During the year ended October 31, 2010, the Fund entered into approximately 10 forward currency contracts with a total amount of $1,003,538 and recorded a net realized loss of $0 on the Statement of Operations related to investments in forward currency contracts.

The Fund held the following forward currency contracts at October 31, 2010:

Description	Expiration Date	Contracts to Deliver/Receive	Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Purchased:
British Pound	12/10/10	1,668,405 (GBP)	$2,621,564	$2,672,453	$50,889
Euro	12/10/10	1,250,938 (EUR)	1,725,606	1,740,099	14,493
Norwegian Krone	12/10/10	6,731,800 (NOK)	1,080,086	1,146,865	66,779
Swedish Krona	12/10/10	33,863,130 (SEK)	4,635,864	5,062,514	426,650
Swiss Franc	12/10/10	1,148,100 (CHF)	1,040,417	1,167,124	126,707

				$11,789,055	$685,518

Contracts Sold:
British Pound	12/10/10	1,668,405 (GBP)	$2,400,000	$2,672,453	$(272,453)
Euro	12/10/10	1,250,938 (EUR)	1,500,000	1,740,099	(240,099)
Norwegian Krone	12/10/10	6,731,800 (NOK)	1,000,000	1,146,865	(146,865)
Swedish Krona	12/10/10	33,863,130 (SEK)	4,199,999	5,062,514	(862,515)
Swiss Franc	12/10/10	1,148,100 (CHF)	1,000,000	1,167,124	(167,124)

				$11,789,055	$(1,689,056)

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.

The effect of derivative instruments on the Statement of Assets and Liabilities Sheet as of October 31, 2010:

Asset Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	$ 685,518

Total		$ 685,518

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized depreciation on forward currency contracts	$1,689,056

Total		$1,689,056

22	www.alpinecef.com

Notes to Financial Statements
October 31, 2010

The effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2010:

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income*
Total return swap contracts	Net realized loss on investments: Swap contracts	$ (2,762,168)	$ –
Foreign exchange contracts	Net realized loss on investments: Foreign currency transactions/Change in net unrealized depreciation of: Foreign currency translations	(128,000)	(1,003,538)
Total		$ (2,890,168)	$(1,003,538)

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. CAPITAL SHARE TRANSACTIONS:

The Fund has 20,700,000 common shares of beneficial interest, with no par value, authorized.

Transactions in shares and dollars of the Fund were as follows:

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Common Shares Outstanding-beginning of period	24,734,822	24,231,139
Common shares issued as reinvestments of dividends	229,942	503,683
Common shares outstanding-end of period	24,964,764	24,734,822

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2010 are as follows:

Purchases	Sales
$ 675,688,056	$ 695,342,953

The Fund did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2010.

5. INVESTMENT ADVISORY AGREEMENT AND

ADMINSTRATION AGREEMENT:

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily total assets, computed daily and payable monthly.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2010 was as follows:

Distributions paid from:
Ordinary Income	29,402,602
$29,402,602

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2010, the effects of certain differences were reclassified. The fund increased accumulated net investment income by $7,380,615 and decreased accumulated net realized gain by $7,380,565, and decreased paid in capital by $50. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net

Annual Report | October 31, 2010	23

Notes to Financial Statements
October 31, 2010

investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $196,335,068, expiring October 31, 2016, unused capital loss carryovers of $106,545,299, expiring October 31, 2017, and unused capital loss carryovers of $34,178,357, expiring October 31, 2018.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$7,001,301
Accumulated Capital Loss	(337,058,724)
Unrealized Appreciation	30,587,497
Other Cumulative Effect of Temporary Differences	1,030,967
Total	$(298,438,959)

As of October 31, 2010, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$33,104,399
Gross depreciation on investments (excess of tax cost over value)	(1,712,487)
Net depreciation on foreign currency	(804,415)
Net unrealized appreciation	30,587,497

Cost of investments for income tax purposes	$130,842,111

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. LINE OF CREDIT:

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. As of October 31, 2010 there was an unused balance of $165,709,000 available to all three Funds. During the year ended of October 31, 2010, the average borrowing by the Fund was $7,784,200 with an average rate on borrowings of 1.41%.

8. OTHER:

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Distributions: The Fund paid a distribution of $1,497,886 or $0.06 per common share on November 30, 2010 to common shareholders of record on November 23, 2010.

The Fund also declared a distribution of $0.06 payable on December 31, 2010 to common shareholders of record on December 27, 2010, and a special distribution of $0.138 payable on December 31, 2010 to common shareholders of record on December 28, 2010.

Line of Credit: On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International which allows the Fund to borrow on an uncommitted and secured basis.

24	www.alpinecef.com

Additional Information
October 31, 2010 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to7 participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the

Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus

Annual Report | October 31, 2010	25

Additional Information
October 31, 2010 (Unaudited)

commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., at Two Heritage Drive, North Quincy, MA 02171 or by calling toll-free 1(800)617-7616.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617-7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2010, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	6.61%
Qualified Dividend Income	21.06%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

26	www.alpinecef.com

Additional Information
October 31, 2010 (Unaudited)

    INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (82)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (56)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (50)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	16	Director, International Succession Planning Association; Trustee Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*

James A. Jacobson (65)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	16	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund, (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2010	27

Additional Information
October 31, 2010 (Unaudited)

    INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since, November 1997. President of Alpine Trusts since 1998.	16	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**

Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Family of Funds.

28	www.alpinecef.com

Additional Information
October 31, 2010 (Unaudited)

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (85)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (50)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Meimei Li (46)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Ronald Palmer (42)	Chief Financial Officer

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

			N/A	None

Andrew Pappert (30)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**

Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2010	29

INVESTOR INFORMATION	1-800-617-7616 www.alpinecef.com

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

ADMINISTRATOR &

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, MA 02171

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Willkie Farr & Gallagher

787 7th Ave.

New York, NY 10019

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.  Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has determined that Laurence B. Ashkin is an audit committee financial expert. Laurence B. Ashkin is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2009 was $28,400 and fiscal year 2010 was $61,750.

(b)

Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2009 and $0 in fiscal year 2010.

(c)

Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $4,615 in fiscal year 2009 and $4,900 in fiscal year 2010.

(d)

All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in fiscal year 2009 and $0 in fiscal year 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

H. Guy Leibler

Jeffrey E. Wacksman

Laurence B. Ashkin

James A. Jacobson

Item 6. Schedule	of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure	of Proxy Voting Policies and Procedures for Closed-End Management Investment

    Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio	Managers of Closed-End Management Investment Companies as of October 31, 2010

(a)(1) As of October 31, 2010

Name	Title	Length of Service	Business Experience 5 Years
Jill K. Evans	Portfolio Manager	Since May 2003	Vice President and Senior Equity Research Analyst, J.P. Morgan (1998-2003)
Kevin Shacknofsky	Portfolio Manager	Since October 2003	Vice President, Rein Capital (2001-2003)

(a)(2) Other Accounts Managed as of October 31, 2010

		Total	Advisory Fee Based on Performance		Material Conflicts if Any
Type of Accounts	Number of Accounts	Assets ($ in millions)	Number of Accounts	Total Assets
Jill K. Evans					See below(1)
Registered Investment Companies	2	$1,933.79	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	1	7.70	0	0

Kevin Shacknofsky					See below(1)
Registered Investment Companies	2	$1,933.79	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	1	7.70	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of October 31, 2010.

The Portfolio Managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Registrant’s portfolio. Annually, Alpine Woods Capital Investors LLC (the “Adviser”) may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Registrant’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

(a)(4) Dollar Range of Securities Owned as of October 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Jill K. Evans	$100,001 - $500,000
Kevin Shacknofsky	$10,001 – 50,000

1“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2011

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 7, 2011